SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 16, 2003


                               GENERAL MILLS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    1-1185                 41-0274440
------------------------         ------------         -------------------
(State of Incorporation)         (Commission             (IRS Employer
                                 File Number)         Identification No.)


   Number One General Mills Boulevard
        Minneapolis, Minnesota                               55426
        (Mail:  P.O. Box 1113)                           (Mail:  55440)
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (763) 764-7600

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. The following exhibit is furnished as part of this report:

                  99.1 Press release of General Mills, Inc. dated September 16, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Furnished herewith as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of General Mills, Inc. dated September 16, 2003 reporting financial results for its fiscal first quarter ended August 24, 2003.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 16, 2003

                                        GENERAL MILLS, INC.


                                        By:    /s/ Siri S. Marshall
                                           ------------------------------------
                                           Name:  Siri S. Marshall
                                           Title: Senior Vice President,
                                                  General Counsel

                                  EXHIBIT INDEX

Exhibit
Number                        Description
-------                       -----------

 99.1       Press release of General Mills, Inc. dated September 16, 2003.